VARIABLE ANNUITY BEROLINA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

COMMON STOCKS 4.6%

Materials Select Sector SPDR

Fund†

33,000

$ 1,325,610

Berkshire Hathaway, Inc. —

Energy Select Sector SPDR

Class A*

22

$ 2,934,800

Fund†

17,000

1,259,020

California Water Service

iShares Russell 1000 Growth

Group†

3,200

122,080

Index Fund

23,000

1,252,120

UST, Inc.†

2,200

119,944

SPDR Lehman High Yield

American States Water Co.†

3,300

118,800

Bond ETF

27,000

1,208,250

British American Tobacco

SPDR S&P Oil & Gas

PLC — SP ADR

1,500

113,625

Exploration & Production

Aqua America, Inc.†

5,400

101,412

ETF†

22,000

1,171,720

Fortune Brands, Inc.†

1,300

90,350

SPDR S&P BRIC 40 ETF

41,000

1,145,950

Philip Morris International,

iShares Dow Jones US Oil

Inc.*

1,700

85,986

Equipment & Services

Altria Group, Inc.

1,700

________

37,740

Index Fund

18,000

1,099,260

iShares Russell 2000 Index

Fund†

16,000

1,096,160

Total Common Stocks

Vanguard Total Bond Market

(Cost $3,847,973)

________

3,724,737

ETF

14,000

1,093,960

KBW Bank ETF

27,000

1,050,840

EXCHANGE TRADED FUNDS 92.7%

Utilities Select Sector SPDR

iShares S&P Latin America

Fund†

27,000

1,024,380

40 Index Fund†

27,000

6,817,500

Rydex Russell Top 50 ETF

10,000

986,100

iShares MSCI Emerging

iShares iBoxx $ High Yield

Markets Index Fund†

49,000

6,584,620

Corporate Bond Fund†

10,000

967,000

DIAMONDS Trust, Series I†

38,000

4,651,200

SPDR S&P Oil & Gas

iShares MSCI Pacific ex-

Equipment & Services

Japan Index Fund†

28,000

3,796,240

ETF

23,000

890,790

Consumer Staples Select

iShares MSCI Mexico Index

Sector SPDR Fund†

108,000

3,008,880

Fund†

15,000

886,500

Vanguard Pacific ETF

35,000

2,169,300

KBW Insurance ETF†

19,000

863,930

Vanguard Emerging Markets

iShares S&P Global

ETF†

23,000

2,162,690

Telecommunications

KBW Capital Markets ETF†

41,000

2,068,860

Sector Index Fund†

11,000

739,090

Vanguard FTSE All-World

iShares iBoxx $ Investment

ex-US Index ETF†

38,000

2,048,200

Grade Corporate Bond

SPDR S&P Biotech ETF†

36,000

1,901,160

Fund

5,000

526,000

Vanguard Mid-Cap ETF

27,000

1,833,300

BlackRock Floating Rate

Vanguard Large-Cap ETF†

27,000

1,606,230

Income Strategies Fund

Vanguard Growth ETF†

27,000

1,564,380

Inc†

35,000

502,600

SPDR MSCI ACWI ex-US

BlackRock Floating Rate

ETF†

40,000

1,508,800

Income Strategies Fund II

Industrial Select Sector SPDR

Inc†

35,000

502,250

Fund†

40,000

1,496,000

Eaton Vance Floating-Rate

iShares MSCI Brazil Index

Income Trust

35,000

494,900

Fund†

18,000

1,386,540

Pioneer Floating Rate Trust

35,000

485,800

iShares FTSE/Xinhua China

SPDR S&P Emerging Asia

25 Index Fund†

10,000

1,351,400

Pacific ETF†

6,000

460,740

Financial Select Sector SPDR

iShares Dow Jones U.S.

Fund†

54,000

1,342,980

Transportation Index Fund

5,000

427,600

SPDR S&P China ETF†

6,000

414,000

1

VARIABLE ANNUITY BEROLINA FUND

SCHEDULE OF INVESTMENTS (Unaudited)

March 31, 2008

Market

Market

Shares

Value

Shares

Value

Vanguard Mega Cap 300

MUTUAL FUNDS 0.8%

ETF†

9,000

$ 406,980

First American Prime

Vanguard Mega Cap 300

Obligations Fund

617,195

________

$ 617,195

Growth ETF†

9,000

406,710

Vanguard Mega Cap 300

Total Mutual Funds

Value ETF†

9,000

405,810

(Cost $617,195)

617,195

Vanguard Short-Term Bond

________

ETF

5,000

395,100

BlackRock Corporate High

Face

Yield Fund V, Inc.

35,000

379,400

Amount

BlackRock Corporate High

STRUCTURED NOTES†† 2.5%

Yield Fund VI, Inc.†

35,000

379,050

Barclays Bank PLC ETF Plus

Nuveen Floating Rate Income

Notes at 2.10% due

Fund

35,000

359,800

09/08/08

$ 1,100,000

1,103,520

Technology Select Sector

Barclays Bank PLC ETF Plus

SPDR Fund†

16,000

358,400

Notes at 2.00% due

Nuveen Floating Rate Income

11/08/08

1,150,000

________

924,370

Opportunity Fund

35,000

358,050

iPath Dow Jones-AIG

Total Structured Notes

Commodity Index Total

(Cost $2,249,000)

________

2,027,890

Return ETN*

5,600

344,456

Western Asset High Income

SECURITIES LENDING COLLATERAL 41.3%

Fund II, Inc.†

35,000

321,650

Market Vectors-Coal ETF*

8,000

303,920

Investment in Securities Lending Short

Van Kampen Senior Income

Term

Trust

42,000

247,800

Investment Portfolio Held

BlackRock Corporate High

by U.S. Bank

33,484,623

________

33,484,623

Yield Fund III, Inc.

35,000

228,200

BlackRock Corporate High

Total Securities Lending Collateral

Yield Fund, Inc.†

35,000

227,850

(Cost $33,484,623)

33,484,623

________

________

Eaton Vance Senior Income

Trust†

35,000

225,750

Total Investments 141.9%

Powershares QQQ†

3,000

131,160

(Cost $115,471,659)

$

114,992,831

________

Van Kampen High Income

Liabilities in Excess of Other

Trust II

35,000

124,600

Assets – (41.9)%

$

(33,938,975)

________

RMK High Income Fund,

Net Assets – 100.0%

$

81,053,856

Inc.†

35,000

122,850

*

Non-Income Producing Security.

Dreyfus High Yield Strategies

†

All or a portion of this security is on loan at March 31,

Fund†

35,000

121,450

2008.

RMK Multi-Sector High

††

Variable rate coupon linked to the iShares MSCI Emerging

Markets Index Fund.

Income Fund†

35,000

________

116,550

ADR – American Depository Receipt

Total Exchange Traded Funds

(Cost $75,272,868)

________

75,138,386

2